BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 5th day of October, 2017, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $32,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $31,675,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

      The Parties, therefore, agree that:

      1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

      2. Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage

(repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

       3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

       4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

       5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

       6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund II
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Dynamic Europe Equity Income Fund
First Trust Senior Floating Rate 2022 Target Term Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded Fund VIII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Series Fund
First Trust Variable Insurance Trust


By /s/ Kristi A. Maher
   ------------------------------------
   Kristi A. Maher, Assistant Secretary


First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ---------------------------------------
   Kristi A. Maher, Deputy General Counsel

                                   APPENDIX A

CLOSED-END FUNDS
     First Trust Energy Income and Growth Fund
     First Trust Enhanced Equity Income Fund
     First Trust Senior Floating Rate Income Fund II
     Macquarie/First Trust Global Infrastructure/Utilities
        Dividend & Income Fund
     First Trust/Aberdeen Global Opportunity Income Fund
     First Trust Mortgage Income Fund
     First Trust Strategic High Income Fund II
     First Trust/Aberdeen Emerging Opportunity Fund
     First Trust Specialty Finance and Financial Opportunities Fund First Trust High Income Long/Short Fund
     First Trust Energy Infrastructure Fund
     First Trust MLP and Energy Income Fund
     First Trust Intermediate Duration Preferred & Income Fund
     First Trust New Opportunities MLP & Energy Fund
     First Trust Dynamic Europe Equity Income Fund
     First Trust Senior Floating Rate 2022 Target Term Fund

EXCHANGE-TRADED FUNDS
First Trust Exchange-Traded Fund
     First Trust Dow Jones Select MicroCap Index Fund
     First Trust Morningstar Dividend Leaders Index Fund
     First Trust US Equity Opportunities ETF
     First Trust NASDAQ-100 Equal Weighted Index Fund
     First Trust NASDAQ-100-Technology Sector Index Fund
     First Trust NYSE Arca Biotechnology Index Fund
     First Trust Dow Jones Internet Index Fund
     First Trust Capital Strength ETF
     First Trust Total US Market AlphaDEX(R) ETF
     First Trust Value Line(R) Dividend Index Fund
     First Trust NASDAQ-100 Ex-Technology Sector Index Fund
     First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
     First Trust S&P REIT Index Fund
     First Trust Water ETF
     First Trust Natural Gas ETF
     First Trust Chindia ETF
     First Trust Value Line(R) 100 Exchange-Traded Fund
     First Trust NASDAQ(R) ABA Community Bank Index Fund
     First Trust Dorsey Wright People's Portfolio ETF
     First Trust Dow 30 Equal Weight ETF

First Trust Exchange-Traded Fund II
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust STOXX(R) European Select Dividend Index Fund
     First Trust Dow Jones Global Select Dividend Index Fund
     First Trust Global Wind Energy ETF
     First Trust Global Engineering and Construction ETF
     First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust Indxx Global Natural Resources Income ETF
     First Trust Indxx Global Agriculture ETF
     First Trust BICK Index Fund
     First Trust Cloud Computing ETF
     First Trust Nasdaq Smartphone Index Fund
     First Trust NASDAQ Global Auto Index Fund
     First Trust International IPO ETF
     First Trust Nasdaq Cybersecurity ETF

First Trust Exchange-Traded AlphaDEX(R) Fund
     First Trust Consumer Discretionary AlphaDEX(R) Fund
     First Trust Consumer Staples AlphaDEX(R) Fund
     First Trust Energy AlphaDEX(R) Fund
     First Trust Financials AlphaDEX(R) Fund
     First Trust Health Care AlphaDEX(R) Fund
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund
     First Trust Materials AlphaDEX(R) Fund
     First Trust Technology AlphaDEX(R) Fund
     First Trust Utilities AlphaDEX(R) Fund
     First Trust Large Cap Core AlphaDEX(R) Fund
     First Trust Mid Cap Core AlphaDEX(R) Fund
     First Trust Mid Cap Growth AlphaDEX(R) Fund
     First Trust Mid Cap Value AlphaDEX(R) Fund
     First Trust Small Cap Core AlphaDEX(R) Fund
     First Trust Small Cap Value AlphaDEX(R) Fund
     First Trust Small Cap Growth AlphaDEX(R) Fund
     First Trust Large Cap Value AlphaDEX(R) Fund
     First Trust Large Cap Growth AlphaDEX(R) Fund
     First Trust Multi Cap Value AlphaDEX(R) Fund
     First Trust Multi Cap Growth AlphaDEX(R) Fund
     First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded AlphaDEX(R) Fund II
     First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund
     First Trust Europe AlphaDEX(R) Fund
     First Trust Latin America AlphaDEX(R) Fund
     First Trust Brazil AlphaDEX(R) Fund
     First Trust China AlphaDEX(R) Fund
     First Trust Japan AlphaDEX(R) Fund
     First Trust South Korea AlphaDEX(R) Fund
     First Trust Developed Markets ex-US AlphaDEX(R) Fund
     First Trust Emerging Markets AlphaDEX(R) Fund
     First Trust Germany AlphaDEX(R) Fund
     First Trust Canada AlphaDEX(R) Fund
     First Trust Australia AlphaDEX(R) Fund
     First Trust United Kingdom AlphaDEX(R) Fund
     First Trust Taiwan AlphaDEX(R) Fund
     First Trust Hong Kong AlphaDEX(R) Fund
     First Trust Switzerland AlphaDEX(R) Fund
     First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
     First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund First Trust Eurozone AlphaDEX(R) ETF

First Trust Exchange-Traded Fund III
     First Trust Preferred Securities and Income ETF
     First Trust Managed Municipal ETF
     First Trust Long/Short Equity ETF
     First Trust Emerging Markets Local Currency Bond ETF
     First Trust Horizon Managed Volatility Domestic ETF
     First Trust Horizon Managed Volatility Developed International ETF First Trust RiverFront Dynamic Asia Pacific ETF
     First Trust RiverFront Dynamic Developed International ETF
     First Trust RiverFront Dynamic Europe ETF
     First Trust RiverFront Dynamic Emerging Markets ETF
     First Trust California Municipal High Income ETF
     First Trust Institutional Preferred Securities and Income ETF

First Trust Exchange-Traded Fund IV
     First Trust North American Energy Infrastructure Fund
     First Trust Tactical High Yield ETF
     First Trust Senior Loan Fund
     First Trust Enhanced Short Maturity ETF
     First Trust Strategic Income ETF
     First Trust Low Duration Opportunities ETF
     First Trust SSI Strategic Convertible Securities ETF
     First Trust Heitman Global Prime Real Estate ETF

First Trust Exchange-Traded Fund V
     First Trust Morningstar Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI
     Multi-Asset Diversified Income Index Fund
     First Trust NASDAQ Technology Dividend Index Fund International Multi-Asset Diversified Income Index Fund First Trust High Income ETF
     First Trust Low Beta Income ETF
     First Trust Rising Dividend Achievers ETF
     First Trust Dorsey Wright Focus 5 ETF
     First Trust RBA American Industrial Renaissance(R) ETF First Trust RBA Quality Income ETF
     First Trust Dorsey Wright International Focus 5 ETF First Trust Dorsey Wright Dynamic Focus 5 ETF
     First Trust Nasdaq Bank ETF
     First Trust Nasdaq Food & Beverage ETF
     First Trust Nasdaq Oil & Gas ETF
     First Trust Nasdaq Pharmaceuticals ETF
     First Trust Nasdaq Retail ETF
     First Trust Nasdaq Semiconductor ETF
     First Trust Nasdaq Transportation ETF
     Developed International Equity Select ETF
     Emerging Markets Equity Select ETF
     Large Cap US Equity Select ETF
     Mid Cap US Equity Select ETF
     Small Cap US Equity Select ETF
     US Equity Dividend Select ETF

First Trust Exchange-Traded Fund VII
     First Trust Global Tactical Commodity Strategy Fund
     First Trust Alternative Absolute Return Strategy ETF

First Trust Exchange-Traded Fund VIII
     First Trust CEF Income Opportunity ETF
     First Trust Municipal CEF Income Opportunity ETF
     First Trust Long/Short Currency Strategy ETF
     First Trust TCW Opportunistic Fixed Income ETF
     EquityCompass Risk Manager ETF
     EquityCompass Tactical Risk Manager ETF

OPEN END FUNDS
First Trust Series Fund
     First Trust Preferred Securities and Income Fund
     First Trust/Confluence Small Cap Value Fund
     First Trust Short Duration High Income Fund
     First Trust AQA(R) Equity Fund

First Trust Variable Insurance Trust
     First Trust/Dow Jones Dividend & Income Allocation Portfolio
     First Trust Multi Income Allocation Portfolio
     First Trust Dorsey Wright Tactical Core Portfolio

                                   APPENDIX B

FIRST TRUST CLOSED-END FUNDS
    First Trust Senior Floating Rate Income Fund II                                                     $900,000
    First Trust Energy Income and Growth Fund                                                         $1,000,000
    First Trust Enhanced Equity Income Fund                                                             $750,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                        $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                                 $600,000
    First Trust Mortgage Income Fund                                                                    $400,000
    First Trust Strategic High Income Fund II                                                           $600,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                      $450,000
    First Trust Specialty Finance and Financial Opportunities Fund                                      $525,000
    First Trust High Income Long/Short Fund                                                             $900,000
    First Trust Energy Infrastructure Fund                                                              $750,000
    First Trust MLP and Energy Income Fund                                                            $1,000,000
    First Trust Intermediate Duration Preferred & Income Fund                                         $1,500,000
    First Trust New Opportunities MLP & Energy Fund                                                     $750,000
    First Trust Dynamic Europe Equity Income Fund                                                       $750,000
    First Trust Senior Floating Rate 2022 Target Term Fund                                              $900,000
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                            $12,375,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                                       N/A
    First Trust Morningstar Dividend Leaders Index Fund                                                    N/A
    First Trust US Equity Opportunities ETF                                                                N/A
    First Trust NASDAQ-100 Equal Weighted Index Fund                                                       N/A
    First Trust NASDAQ-100-Technology Sector Index Fund                                                    N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                         N/A
    First Trust Dow Jones Internet Index Fund                                                              N/A
    First Trust Capital Strength ETF                                                                       N/A
    First Trust Total US Market AlphaDEX(R) ETF                                                            N/A
    First Trust Value Line(R) Dividend Index Fund                                                          N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                                 N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                            N/A
    First Trust S&P REIT Index Fund                                                                        N/A
    First Trust Water ETF                                                                                  N/A
    First Trust Natural Gas ETF                                                                            N/A
    First Trust Chindia ETF                                                                                N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                     N/A
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                                    N/A
    First Trust Dorsey Wright People's Portfolio ETF                                                       N/A
    First Trust Dow 30 Equal Weight ETF                                                                    N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                             $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                                    N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                          N/A
    First Trust Energy AlphaDEX(R) Fund                                                                    N/A
    First Trust Financials AlphaDEX(R) Fund                                                                N/A
    First Trust Health Care AlphaDEX(R) Fund                                                               N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                             N/A
    First Trust Materials AlphaDEX(R) Fund                                                                 N/A
    First Trust Technology AlphaDEX(R) Fund                                                                N/A
    First Trust Utilities AlphaDEX(R) Fund                                                                 N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                            N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                              N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                            N/A
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                             N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                            N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                           N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                          N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                          N/A
    First Trust Multi Cap Value AlphaDEX(R) Fund                                                           N/A
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                                          N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                           N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                                  N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                             $2,500,000




FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                  N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                               N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                                N/A
    First Trust Global Wind Energy ETF                                                                     N/A
    First Trust Global Engineering and Construction ETF                                                    N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                               N/A
    First Trust Indxx Global Natural Resources Income ETF                                                  N/A
    First Trust Indxx Global Agriculture ETF                                                               N/A
    First Trust BICK Index Fund                                                                            N/A
    First Trust Cloud Computing ETF                                                                        N/A
    First Trust Nasdaq Smartphone Index Fund                                                               N/A
    First Trust NASDAQ Global Auto Index Fund                                                              N/A
    First Trust International IPO ETF                                                                      N/A
    First Trust Nasdaq Cybersecurity ETF                                                                   N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                             $1,900,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets ex-US AlphaDEX(R) Fund                                                   N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                          N/A
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                                     N/A
    First Trust Europe AlphaDEX(R) Fund                                                                    N/A
    First Trust Latin America AlphaDEX(R) Fund                                                             N/A
    First Trust Brazil AlphaDEX(R) Fund                                                                    N/A
    First Trust China AlphaDEX(R) Fund                                                                     N/A
    First Trust Japan AlphaDEX(R) Fund                                                                     N/A
    First Trust South Korea AlphaDEX(R) Fund                                                               N/A
    First Trust Germany AlphaDEX(R) Fund                                                                   N/A
    First Trust Canada AlphaDEX(R) Fund                                                                    N/A
    First Trust Australia AlphaDEX(R) Fund                                                                 N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                            N/A
    First Trust Taiwan AlphaDEX(R) Fund                                                                    N/A
    First Trust Hong Kong AlphaDEX(R) Fund                                                                 N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                               N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                                N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                         N/A
    First Trust Eurozone AlphaDEX(R) ETF                                                                   N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                             $1,900,000




FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                        N/A
    First Trust Managed Municipal ETF                                                                      N/A
    First Trust Long/Short Equity ETF                                                                      N/A
    First Trust Emerging Markets Local Currency Bond ETF                                                   N/A
    First Trust Horizon Managed Volatility Domestic ETF                                                    N/A
    First Trust Horizon Managed Volatility Developed International ETF                                     N/A
    First Trust RiverFront Dynamic Asia Pacific ETF                                                        N/A
    First Trust RiverFront Dynamic Developed International ETF                                             N/A
    First Trust RiverFront Dynamic Europe ETF                                                              N/A
    First Trust RiverFront Dynamic Emerging Markets ETF                                                    N/A
    First Trust California Municipal High Income ETF                                                       N/A
    First Trust Institutional Preferred Securities and Income ETF                                          N/A
------------------------------------------------------------------------------------------------ -----------------
  Sub-Total                                                                                           $2,300,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                                  N/A
    First Trust Tactical High Yield ETF                                                                    N/A
    First Trust Senior Loan Fund                                                                           N/A
    First Trust Enhanced Short Maturity ETF                                                                N/A
    First Trust Strategic Income ETF                                                                       N/A
    First Trust Low Duration Opportunities ETF                                                             N/A
    First Trust SSI Strategic Convertible Securities ETF                                                   N/A
    First Trust Heitman Global Prime Real Estate ETF                                                       N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                             $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                                  N/A
------------------------------------------------------------------------------------------------ -----------------
  Sub-Total                                                                                             $200,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                              N/A
    First Trust NASDAQ Technology Dividend Index Fund                                                      N/A
    International Multi-Asset Diversified Income Index Fund                                                N/A
    First Trust High Income ETF                                                                            N/A
    First Trust Low Beta Income ETF                                                                        N/A
    First Trust Rising Dividend Achievers ETF                                                              N/A
    First Trust Dorsey Wright Focus 5 ETF                                                                  N/A
    First Trust RBA American Industrial Renaissance(R) ETF                                                 N/A
    First Trust RBA Quality Income ETF                                                                     N/A
    First Trust Dorsey Wright International Focus 5 ETF                                                    N/A
    First Trust Dorsey Wright Dynamic Focus 5 ETF                                                          N/A
    First Trust Nasdaq Bank ETF                                                                            N/A
    First Trust Nasdaq Food & Beverage ETF                                                                 N/A
    First Trust Nasdaq Oil & Gas ETF                                                                       N/A
    First Trust Nasdaq Pharmaceuticals ETF                                                                 N/A
    First Trust Nasdaq Retail ETF                                                                          N/A
    First Trust Nasdaq Semiconductor ETF                                                                   N/A
    First Trust Nasdaq Transportation ETF                                                                  N/A
    Developed International Equity Select ETF                                                              N/A
    Emerging Markets Equity Select ETF                                                                     N/A
    Large Cap US Equity Select ETF                                                                         N/A
    Mid Cap US Equity Select ETF                                                                           N/A
    Small Cap US Equity Select ETF                                                                         N/A
    US Equity Dividend Select ETF                                                                          N/A
------------------------------------------------------------------------------------------------ -----------------
 Sub-Total                                                                                            $2,500,000




FIRST TRUST EXCHANGE-TRADED FUND VII
     First Trust Global Tactical Commodity Strategy Fund                                                   N/A
     First Trust Alternative Absolute Return Strategy ETF                                                  N/A
------------------------------------------------------------------------------------------------ -----------------
 Sub-Total                                                                                              $600,000

FIRST TRUST EXCHANGE-TRADED FUND VIII
     First Trust CEF Income Opportunity ETF                                                                N/A
     First Trust Municipal CEF Income Opportunity ETF                                                      N/A
     First Trust TCW Opportunistic Fixed Income ETF                                                        N/A
     EquityCompass Risk Manager ETF                                                                        N/A
     EquityCompass Tactical Risk Manager ETF                                                               N/A
     First Trust Long/Short Currency Strategy ETF                                                          N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                               $600,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                       N/A
    First Trust/Confluence Small Cap Value Fund                                                            N/A
    First Trust Short Duration High Income Fund                                                            N/A
    First Trust AQA(R) Equity Fund                                                                         N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                               $900,000

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                           N/A
    First Trust Multi Income Allocation Portfolio                                                          N/A
    First Trust Dorsey Wright Tactical Core Portfolio                                                      N/A
------------------------------------------------------------------------------------------------ -----------------
Sub-Total                                                                                               $900,000

    GRAND TOTAL                                                                                      $31,675,000

                                   APPENDIX C

                                                                                                         PREMIUM
FIRST TRUST CLOSED-END FUNDS
        First Trust Energy Infrastructure Fund                                                              $564
        First Trust High Income Long/Short Fund                                                             $683
        Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                        $200
        First Trust Senior Floating Rate Income Fund II                                                     $660
        First Trust Energy Income and Growth Fund                                                           $795
        First Trust Enhanced Equity Income Fund                                                             $404
        First Trust/Aberdeen Global Opportunity Income Fund                                                 $290
        First Trust Mortgage Income Fund                                                                     $82
        First Trust Strategic High Income Fund II                                                           $198
        First Trust/Aberdeen Emerging Opportunity Fund                                                      $122
        First Trust Specialty Finance and Financial Opportunities Fund                                      $154
        First Trust MLP and Energy Income Fund                                                            $1,148
        First Trust Intermediate Duration Preferred & Income Fund                                         $2,757
        First Trust New Opportunities MLP & Energy Fund                                                     $522
        First Trust Dynamic Europe Equity Income Fund                                                       $553
        First Trust Senior Floating Rate 2022 Target Term Fund                                              $602
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                        $9,734

FIRST TRUST EXCHANGE-TRADED FUND
        First Trust Dow Jones Select MicroCap Index Fund                                                    $107
        First Trust Morningstar Dividend Leaders Index Fund                                               $2,095
        First Trust US Equity Opportunities ETF                                                           $1,077
        First Trust NASDAQ-100 Equal Weighted Index Fund                                                    $645
        First Trust NASDAQ-100-Technology Sector Index Fund                                               $2,612
        First Trust Dow Jones Internet Index Fund                                                         $5,941
        First Trust NYSE Arca Biotechnology Index Fund                                                    $1,435
        First Trust Capital Strength ETF                                                                    $625
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                              $122
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                         $100
        First Trust NASDAQ(R) ABA Community Bank Index Fund                                                 $418
        First Trust Water ETF                                                                               $324
        First Trust Natural Gas ETF                                                                         $212
        First Trust Chindia ETF                                                                             $420
        First Trust S&P REIT Index Fund                                                                     $268
        First Trust Total US Market AlphaDEX(R) ETF                                                          $15
        First Trust Value Line(R) Dividend Index Fund                                                     $4,852
        First Trust Value Line(R) 100 Exchange-Traded Fund                                                   $71
        First Trust Dorsey Wright People's Portfolio ETF                                                     $34
        First Trust Dow 30 Equal Weight ETF                                                                   $3
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                       $21,376

FIRST TRUST EXCHANGE-TRADED FUND II
        First Trust STOXX(R) European Select Dividend Index Fund                                            $656
        First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                $64
        First Trust Dow Jones Global Select Dividend Index Fund                                             $586
        First Trust Global Wind Energy ETF                                                                  $123
        First Trust Global Engineering and Construction ETF                                                  $21
        First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                             $34
        First Trust Indxx Global Natural Resources Income ETF                                                $11
        First Trust Indxx Global Agriculture ETF                                                             $10
        First Trust BICK Index Fund                                                                         $245
        First Trust Nasdaq Smartphone Index Fund                                                             $22
        First Trust NASDAQ Global Auto Index Fund                                                            $23
        First Trust Cloud Computing ETF                                                                   $1,345
        First Trust International IPO ETF                                                                    $28
        First Trust Nasdaq Cybersecurity ETF                                                                $391
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                        $3,559



FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
        First Trust Large Cap Core AlphaDEX(R) Fund                                                       $1,880
        First Trust Mid Cap Core AlphaDEX(R) Fund                                                           $874
        First Trust Small Cap Core AlphaDEX(R) Fund                                                         $636
        First Trust Large Cap Value AlphaDEX(R) Fund                                                      $1,299
        First Trust Large Cap Growth AlphaDEX(R) Fund                                                       $832
        First Trust Multi Cap Value AlphaDEX(R) Fund                                                        $134
        First Trust Multi Cap Growth AlphaDEX(R) Fund                                                       $142
        First Trust Consumer Discretionary AlphaDEX(R) Fund                                                 $484
        First Trust Consumer Staples AlphaDEX(R) Fund                                                       $519
        First Trust Energy AlphaDEX(R) Fund                                                                 $279
        First Trust Financials AlphaDEX(R) Fund                                                           $1,422
        First Trust Health Care AlphaDEX(R) Fund                                                          $1,294
        First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                        $1,822
        First Trust Materials AlphaDEX(R) Fund                                                              $350
        First Trust Technology AlphaDEX(R) Fund                                                             $819
        First Trust Utilities AlphaDEX(R) Fund                                                            $1,634
        First Trust Mid Cap Growth AlphaDEX(R) Fund                                                         $132
        First Trust Mid Cap Value AlphaDEX(R) Fund                                                           $67
        First Trust Small Cap Growth AlphaDEX(R) Fund                                                       $162
        First Trust Small Cap Value AlphaDEX(R) Fund                                                         $80
        First Trust Mega Cap AlphaDEX(R) Fund                                                                $20
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                       $14,881

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
        First Trust Developed Markets ex-US AlphaDEX(R) Fund                                                $810
        First Trust Emerging Markets AlphaDEX(R) Fund                                                       $489
        First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                                   $60
        First Trust Europe AlphaDEX(R) Fund                                                                 $758
        First Trust Latin America AlphaDEX(R) Fund                                                           $30
        First Trust Brazil AlphaDEX(R) Fund                                                                  $16
        First Trust China AlphaDEX(R) Fund                                                                   $14
        First Trust Japan AlphaDEX(R) Fund                                                                   $87
        First Trust South Korea AlphaDEX(R) Fund                                                              $7
        First Trust Germany AlphaDEX(R) Fund                                                                $269
        First Trust Canada AlphaDEX(R) Fund                                                                  $10
        First Trust Australia AlphaDEX(R) Fund                                                                $2
        First Trust United Kingdom AlphaDEX(R) Fund                                                          $33
        First Trust Taiwan AlphaDEX(R) Fund                                                                   $4
        First Trust Hong Kong AlphaDEX(R) Fund                                                               $11
        First Trust Switzerland AlphaDEX(R) Fund                                                            $257
        First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                       $10
        First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                             $312
        First Trust Eurozone AlphaDEX(R) ETF                                                                 $21
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                        $3,200




FIRST TRUST EXCHANGE-TRADED FUND III
        First Trust Preferred Securities and Income ETF                                                   $3,492
        First Trust Managed Municipal ETF                                                                   $242
        First Trust Long/Short Equity ETF                                                                   $141
        First Trust Emerging Markets Local Currency Bond ETF                                                 $64
        First Trust Horizon Managed Volatility Domestic ETF                                                  $98
        First Trust Horizon Managed Volatility Developed International ETF                                   $43
        First Trust RiverFront Dynamic Asia Pacific ETF                                                      $29
        First Trust RiverFront Dynamic Developed International ETF                                          $470
        First Trust RiverFront Dynamic Europe ETF                                                           $136
        First Trust RiverFront Dynamic Emerging Markets ETF                                                  $86
        First Trust California Municipal High Income ETF                                                     $13
        First Trust Institutional Preferred Securities and Income ETF                                        $25
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                        $4,839

FIRST TRUST EXCHANGE-TRADED FUND IV
        First Trust North American Energy Infrastructure Fund                                             $2,290
        First Trust Tactical High Yield ETF                                                               $1,555
        First Trust Senior Loan Fund                                                                      $1,666
        First Trust Enhanced Short Maturity ETF                                                           $1,448
        First Trust Strategic Income ETF                                                                    $128
        First Trust Low Duration Opportunities ETF                                                          $991
        First Trust SSI Strategic Convertible Securities ETF                                                 $67
        First Trust Heitman Global Prime Real Estate ETF                                                      $1
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                        $8,146

FIRST TRUST EXCHANGE-TRADED FUND V
        First Trust Morningstar Managed Futures Strategy Fund                                                $15
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                           $15

FIRST TRUST EXCHANGE-TRADED FUND VI
        Multi-Asset Diversified Income Index Fund                                                         $1,062
        First Trust NASDAQ Technology Dividend Index Fund                                                   $894
        International Multi-Asset Diversified Income Index Fund                                              $15
        First Trust High Income ETF                                                                          $65
        First Trust Low Beta Income ETF                                                                      $10
        First Trust Rising Dividend Achievers ETF                                                           $339
        First Trust Dorsey Wright Focus 5 ETF                                                             $2,991
        First Trust RBA American Industrial Renaissance(R) ETF                                              $212
        First Trust RBA Quality Income ETF                                                                   $35
        First Trust Dorsey Wright International Focus 5 ETF                                                 $979
        First Trust Dorsey Wright Dynamic Focus 5 ETF                                                       $417
        First Trust Nasdaq Bank ETF                                                                       $1,353
        First Trust Nasdaq Food & Beverage ETF                                                                $4
        First Trust Nasdaq Oil & Gas ETF                                                                      $4
        First Trust Nasdaq Pharmaceuticals ETF                                                                $2
        First Trust Nasdaq Retail ETF                                                                         $2
        First Trust Nasdaq Semiconductor ETF                                                                 $30
        First Trust Nasdaq Transportation ETF                                                                 $5
        Developed International Equity Select ETF                                                             $6
        Emerging Markets Equity Select ETF                                                                    $6
        Large Cap US Equity Select ETF                                                                        $9
        Mid Cap US Equity Select ETF                                                                          $3
        Small Cap US Equity Select ETF                                                                        $3
        US Equity Dividend Select ETF                                                                         $5
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                        $8,451




FIRST TRUST EXCHANGE-TRADED FUND VII
        First Trust Global Tactical Commodity Strategy Fund                                                 $215
        First Trust Alternative Absolute Return Strategy ETF                                                  $9
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                          $224

FIRST TRUST EXCHANGE-TRADED FUND VIII
        First Trust CEF Income Opportunity ETF                                                               $40
        First Trust Municipal CEF Income Opportunity ETF                                                     $17
        First Trust Long/Short Currency Strategy ETF                                                          $0
        First Trust TCW Opportunistic Fixed Income ETF                                                       $63
        EquityCompass Risk Manager ETF                                                                       $16
        EquityCompass Tactical Risk Manager ETF                                                              $33
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                          $169

FIRST TRUST OPEN-END FUNDS
        First Trust Preferred Securities and Income Fund                                                    $315
        First Trust/Confluence Small Cap Value Fund                                                          $21
        First Trust Short Duration High Income Fund                                                         $298
        First Trust AQA(R) Equity Fund                                                                       $53
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                          $687

        First Trust/Dow Jones Dividend & Income Allocation Portfolio                                        $865
        First Trust Multi Income Allocation Portfolio                                                        $24
        First Trust Dorsey Wright Tactical Core Portfolio                                                    $23
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                          $912

FIRST TRUST ADVISORS L.P.                                                                                $44,447

FIRST TRUST PORTFOLIOS L.P.                                                                               $6,350
------------------------------------------------------------------------------------------------ -----------------
             GRAND TOTAL                                                                                $126,990
